                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1999
                                                        ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

              0-25636                            51-0269396
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      (Commission File Number)       (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                     19801
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(Address of principal executive offices)                        (Zip Code)


                   (302) 594-4117
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Registrant's telephone number, including area code

Item 5.   Other Events

          On September 15, 1999, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:

               6.15% Class A Asset Backed Certificates, Series 1995-A
               6.30% Class B Asset Backed Certificates, Series 1995-A
               6.30% Class A Asset Backed Certificates, Series 1995-B
               6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
               Asset Backed Certificates, Series 1997-2

          Effective September 17, 1999, First USA Bank, National Association, was merged with and into FCC National Bank, an affiliated national banking association, and the surviving entity. The surviving entity was renamed "First USA Bank, National Association".


Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                                    By:     /s/ Tracie H. Klein
                                            ---------------------------------
                                    Name:   Tracie H. Klein
                                    Title:  First Vice President



Date:  September 30, 1999
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EXHIBIT INDEX


Exhibit       Description                                                             Page
- -------       -----------                                                             ----

99.1          The Monthly Statements and other information reflecting the Trust's
              Activities for the Monthly Period ending August 31, 1999.................5-16

99.2          Monthly Servicer's Certificates.........................................17-21